                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 28, 2005
                                                         ------------------


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
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                 (Exact name of registrant specified in Charter)


       Delaware                    333-127233                  13-3416059
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    (State or other               (Commission                (IRS Employer
    jurisdiction of               File Number)            Identification No.)
    incorporation)

                 250 Vesey Street                               10080
        4 World Financial Center 28th Floor
                New York, New York
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     (Address of principal executive offices)                  Zip Code


           Registrant's telephone, including area code: (212) 449-0357


                                    No Change
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         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events
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           Filing of Legality Opinion
           --------------------------

     Attached as Exhibit 99.1 is the opinion of Dechert LLP with respect to legality of the First Franklin Mortgage Loan Trust, Mortgage Loan Asset-Backed Certificates, Series 2005-FF12.

ITEM 9.01. Financial Statements and Exhibits.
           ----------------------------------

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits:

         99.1     Legal Opinion

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                    By: /s/ Matthew Whalen
                                        ---------------------------------------
                                        Name:  Matthew Whalen
                                        Title: President

Date:  December 28, 2005

                                INDEX TO EXHIBITS

Exhibit No.                 Description                          Page
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  99.1                      Legal Opinion